AFL-CIO Housing Investment Trust
Helping Build Boston - The Union Way
May 2018

The AFL-CIO Housing Investment Trust builds on over 30 years of experience investing union capital responsibly to deliver competitive returns to its participants while creating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

The Boston area is a strong market for the HIT. Since inception, the HIT has invested $469 million and subsidiary Building America CDE has provided $13 million in New Markets Tax Credits for a total of 30 projects with total development investment of $1.2 billion. These projects have built or preserved over 3,675 housing units, 3,555 of which are affordable units, and created an estimated 10.3. million hours of union construction work.*

Economic and Fiscal Impacts of the HIT- Financed Projects in Boston In 2017 Dollars, Since Inception*

$548M	HIT INVESTMENT

$14M	BUILDING AMERICA TAX CREDITS

$1.4B	TOTAL DEVELOPMENT INVESTMENT

30	PROJECTS

5,070	UNION CONSTRUCTION JOBS

6,280	OTHER COMMUNITY JOBS

3,675	HOUSING UNITS

91%	AFFORDABLE HOUSING UNITS

$2.1B	TOTAL ECONOMIC IMPACT

$800M	TOTAL WAGES & BENEFITS

$376M	CONSTRUCTION WAGES & BENEFITS

*Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT and subsidiary Building America project data. Data current as of March 31, 2018. Since inception dates of 1984 - 1Q 2018.

Sample HIT and Building America Financed Projects in Boston

Project Name:	Georgetowne Homes (One & Two)
HIT Commitment:	$115.9 Million
Total Development Cost:	$325.2 Million
Total Housing Units:	967
Affordable Housing Units:	967
Union Construction Jobs Generated*:	645
Hours Union Construction Work*:	1,310,590

Georgetowne Homes One & Two

The AFL-CIO Housing Investment Trust (HIT) helped maintain affordability and finance major energy-saving retrofits at the aging Georgetowne Homes residential development in Boston’s Hyde Park neighborhood. Georgetowne Homes One was built in 1969 and Georgetowne Homes Two was originally constructed in 1972. All of the property’s 967 units are income-restricted, with 70% receiving Section 8 project-based rental assistance.

HIT-financed retrofit work included new energy-efficient central heat and hot water systems, window and siding replacement, and insulation improvements. As part of the HIT’s refinancing,

the owner extended the property’s Section 8 contracts, while affordability was preserved through a deed restriction.

The HIT provided $70.4 million for the 601-unit Georgetowne Homes One project and $45.5 million for the 366-unit Georgetowne Homes Two project. To help put together financing, the HIT purchased construction and permanent tax-exempt bonds and construction loan notes issued by MassHousing. The HIT investment has helped preserve a residential development that has been a major source of affordable housing for the community for over 40 years.

Retrofit work was done with 100% union labor and generated approximately 645 jobs for members of the local building and construction trades unions.

Project Name:	Franklin Square Apartments	Project Name:	225 Centre Street
HIT Commitment:	$47.3 Million	HIT Commitment:	$9.9 Million
Total Development Cost:	$75.5 Million	Building America Tax Credits:	$5.5 Million
Total Housing Units:	193	Total Development Cost:	$53.2 Million
Affordable Housing Units:	193	Total Housing Units:	103
Union Construction Jobs Generated*:	78	Affordable Housing Units:	35
Hours Union Construction Work*:	159,000	Union Construction Jobs Generated*:	261
		Hours Union Construction Work*:	531,900

*Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT and subsidiary Building America project data. Data current as of March 31, 2018. Since inception dates of 1984 - 1Q 2018.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-bit.com. The prospectus should be read careful before investing.